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                                                               EXHIBIT 10.56


                                 MAIL.COM, INC.

                  7.00% Convertible Subordinated Notes due 2005

                             REGISTRATION AGREEMENT

                                                              New York, New York
                                                                January 26, 2000

Salomon Smith Barney Inc.
PaineWebber Incorporated
SG Cowen Securities Corporation
Sands Brothers & Co., Ltd.

As Representatives of the Initial Purchasers
c/o Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

         Mail.com, Inc., a Delaware corporation (the "Company"), proposes to issue and sell (such issuance and sale, the "Initial Placement") to the several parties named in Schedule I to the Purchase Agreement (the "Initial Purchasers") for whom you (the "Representatives") are acting as representatives, upon the terms set forth in a purchase agreement dated January 20, 2000 (the "Purchase Agreement"), $100,000,000 aggregate principal amount (plus up to an additional $25,000,000 aggregate principal amount to cover over-allotments, if any) of its 7.00% Convertible Subordinated Notes due 2005 (the "Securities"). The Securities will be convertible into shares of Class A common stock, par value $.01 per share, of the Company at the conversion price set forth in the Offering Memorandum (as defined herein), as the same may be adjusted from time to time pursuant to the Indenture referred to below. As an inducement to you to enter into the Purchase Agreement and in satisfaction of a condition to your obligations thereunder, the Company agrees with you, (i) for your benefit and
(ii) for the benefit of the holders from time to time of the Securities and the Class A common stock issuable upon conversion of the Securities (including you), as follows:

         1. DEFINITIONS. Capitalized terms used herein without definition shall have the respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following capitalized terms shall have the following meanings:

         "ACT" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

         "AFFILIATE" of any specified person means any other person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as used with respect to any person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of

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such person, whether through the ownership of voting securities or by agreement or otherwise.

         "BUSINESS DAY" has the meaning set forth in the Indenture.

         "CLOSING DATE" means January 26, 2000.

         "CLASS A COMMON STOCK" means the Class A common stock, par value $.01 per share, of the Company, as it exists on the date of this Agreement and any other shares of capital stock or other securities of the Company into which such Class A common stock may be reclassified or changed, together with any and all other securities which may from time to time be issuable upon conversion of Securities.

         "DAMAGES PAYMENT DATE" means, with respect to the Securities or the Class A common stock issuable upon conversion thereof, as applicable, each Interest Payment Date; and in the event that any Security, or portion thereof, is called for redemption or surrendered for purchase by the Company and not withdrawn pursuant to a Designated Event Offer (as defined in the Indenture), the relevant redemption date or Designated Event Payment Date (as defined in the Indenture), as the case may be, shall also be a Damages Payment Date with respect to such Security, or portion thereof, unless the Indenture provides that accrued and unpaid interest on the Security (or portion thereof) to be redeemed or repurchased, as the case may be, is to be paid to the person who was the Holder thereof on a record date prior to such redemption date or Designated Event Payment Date, as the case may be, in which case the Damages Payment Date shall be the date on which interest is payable to such Record Holder.

         "DEFAULT RATE" has the meaning set forth in the Indenture.

         "DTC" has the meaning set forth in Section 3(k) hereof.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

         "FINAL MATURITY DATE" means February 1, 2005.

         "HOLDER" means a person who is a holder or beneficial owner (including the Initial Purchasers) of any Securities or shares of Class A common stock issued upon conversion of Securities; provided that, unless otherwise expressly stated herein, only registered holders of Securities or Class A common stock issued on conversion thereof shall be counted for purposes of calculating any proportion of holders entitled to take any action or give notice pursuant to this Agreement.

         "INDENTURE" means the Indenture relating to the Securities dated as of January 26, 2000, between the Company and American Stock Transfer & Trust Company, as trustee, as the same may be amended from time to time in accordance with the terms thereof.

         "INITIAL PLACEMENT" has the meaning set forth in the preamble hereto.

         "INITIAL PURCHASERS" has the meaning set forth in the preamble hereto.

         "INTEREST PAYMENT DATE" shall mean each February 1 and August 1.

         "LIQUIDATED DAMAGES" has the meaning set forth in Section 2(e) hereof.

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         "MAJORITY HOLDERS" means the Holders of a majority of the then outstanding aggregate principal amount of Securities registered under a Shelf Registration Statement; PROVIDED that Holders of Class A common stock issued upon conversion of Securities shall be deemed to be Holders of the aggregate principal amount of Securities from which such Class A common stock was converted; and provided, further, that Securities or Class A common stock which have been sold or otherwise transferred pursuant to the Shelf Registration Statement shall not be included in the calculation of Majority Holders.

         "MAJORITY UNDERWRITING HOLDERS" means, with respect to any Underwritten Offering, the Holders of a majority of the then outstanding aggregate principal amount of Securities registered under any Shelf Registration Statement whose Securities are or are to be included in such Underwritten Offering; provided that Holders of Class A common stock issued upon conversion of Securities should be deemed to be Holders of the aggregate principal amount of Securities from which such Class A common stock was converted.

         "MANAGING UNDERWRITERS" means the Underwriter or Underwriters that shall administer an Underwritten Offering, as selected by the Majority Holders.

         "NASD" has the meaning set forth in Section 3(i) hereof.

         "NOTICE AND QUESTIONNAIRE" means a Notice of Registration Statement and Selling Securityholder Questionnaire substantially in the form of Exhibit A hereto.

         "OFFERING MEMORANDUM" means the Final Memorandum as defined in the Purchase Agreement.

         "PERSON" and "PERSON" have the meaning set forth in the Indenture.

         "PROSPECTUS" means the prospectus included in any Shelf Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Securities or Class A common stock issuable upon conversion thereof covered by such Shelf Registration Statement, and all amendments and supplements to such prospectus, including all documents incorporated or deemed to be incorporated by reference in such prospectus.

         "PURCHASE AGREEMENT" has the meaning set forth in the preamble hereto.

         "RECORD HOLDER" means (i) with respect to any Damages Payment Date which occurs on an Interest Payment Date, each person who is registered on the books of the registrar as the holder of Securities at the close of business on the record date with respect to such Interest Payment Date and (ii) with respect to any Damages Payment Date relating to the Class A common stock issued upon conversion thereof, each person who is a holder of record of such Class A common stock fifteen days prior to the Damages Payment Date.

         "REGISTRATION DEFAULT" has the meaning set forth in Section 2(e) hereof.

         "REPRESENTATIVES" has the meaning set forth in the preamble hereto.

         "RULE 144" means Rule 144 (or any successor provision) under the Act.

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         "SEC" means the Securities and Exchange Commission.

         "SECURITIES" has the meaning set forth in the preamble hereto.

         "SHELF REGISTRATION" means a registration effected pursuant to Section 2 hereof.

         "SHELF REGISTRATION PERIOD" has the meaning set forth in Section 2(c) hereof.

         "SHELF REGISTRATION STATEMENT" means a "shelf" registration statement of the Company pursuant to the provisions of Section 2 hereof which covers all of the Securities and the Class A common stock issuable upon conversion thereof, as applicable, on Form S-3 or on another appropriate form for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all documents incorporated or deemed to be incorporated by reference therein.

         "SUSPENSION PERIOD" has the meaning set forth in Section 2(d) hereof.

         "TRANSFER RESTRICTED SECURITIES" means each Security and each share of Class A common stock issued upon conversion thereof until the date on which such Security or share of Class A common stock, as the case may be, (i) has been transferred pursuant to the Shelf Registration Statement or another registration statement covering such Security or share of Class A common stock which has been filed with the SEC pursuant to the Act, in either case after such registration statement has become effective and while such registration statement is effective under the Act, (ii) has been transferred pursuant to Rule 144 under the Act (or any similar provision then in force), or (iii) may be sold or transferred pursuant to Rule 144(k) under the Act (or any successor provision then in force).

         "TRUSTEE" means the trustee with respect to the Securities under the Indenture.

         "UNDERWRITER" means any underwriter of Securities or Class A common stock issuable upon conversion thereof in connection with an offering thereof under a Shelf Registration Statement.

         "UNDERWRITTEN OFFERING" means an offering in which the Securities or Class A common stock issued upon conversion thereof are sold to an Underwriter or with the assistance of an Underwriter for reoffering to the public.

         All references in this Agreement to financial statements and schedules and other information which is "contained", "included", or "stated" in the Shelf Registration Statement, any preliminary Prospectus or Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated or deemed to be incorporated by reference in such Shelf Registration Statement, preliminary Prospectus or Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Shelf Registration Statement, any preliminary Prospectus or Prospectus shall be deemed to mean and include the filing of any document under the Exchange Act, after the date of such Shelf Registration Statement, preliminary Prospectus or Prospectus, as the case may be, which is incorporated or deemed to be incorporated by reference therein.

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         2. SHELF REGISTRATION STATEMENT.

         (a) The Company shall prepare and, not later than 180 days following the Closing Date, shall file with the SEC a Shelf Registration Statement with respect to resales of the Securities and the Class A common stock issuable upon conversion thereof by the Holders from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement and thereafter shall use its best efforts to cause such Shelf Registration Statement to be declared effective under the Act within 240 days after the Closing Date; provided that if any Securities are issued upon exercise of the over-allotment option granted to the Initial Purchasers in the Purchase Agreement and the date on which such Securities are issued occurs after the Closing Date, the Company will take such steps, prior to the effective date of the Shelf Registration Statement, to ensure that such Securities and Class A common stock issuable upon conversion thereof are included in the Shelf Registration Statement on the same terms as the Securities issued on the Closing Date. Subject to Section 2(d), the Company shall supplement or amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Company for the Shelf Registration Statement, if required by the Act, the Exchange Act or the SEC.

         (b) (1) Not less than 30 calendar days prior to the effectiveness of the Shelf Registration Statement, the Company shall mail the Notice and Questionnaire to the Holders of Securities and Class A common stock issued upon conversion thereof. No Holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement, and no Holder shall be entitled to use the Prospectus forming a part thereof for resales of Securities or Class A common stock issued upon conversion thereof at any time, unless such Holder has returned a completed and signed Notice and Questionnaire to the Company by the deadline for responses set forth therein; PROVIDED, HOWEVER, that Holders of Securities or Class A common stock issued upon conversion thereof shall have at least 20 calendar days from the date on which the Notice and Questionnaire is first mailed to such Holders to return a completed and signed Notice and Questionnaire to the Company.

                  (2) After the Shelf Registration Statement has become effective, the Company shall, upon the request of any Holder of Securities or Class A common stock issued or issuable upon conversion thereof that has not returned a completed Notice and Questionnaire, promptly send a Notice and Questionnaire to such Holder. The Company shall not be required to take any action to name such Holder as a selling securityholder in the Shelf Registration Statement or to enable such Holder to use the Prospectus forming a part thereof for resales of Securities or Class A common stock issued or issuable upon conversion thereof until such Holder has returned a completed and signed Notice and Questionnaire to the Company, whereupon the Company will be required to take such action.

         (c) The Company shall keep the Shelf Registration Statement continuously effective under the Act in order to permit the Prospectus forming part thereof to be usable by all Holders until the earliest of (i) the second anniversary of the Closing Date or, if later, the second anniversary of the last date on which any Securities are issued upon exercise of the Initial Purchasers' over-allotment option, (ii) the date on which all the Securities and Class A common stock issued or issuable upon conversion thereof may be sold by non-affiliates ("affiliates" for such purpose having the meaning set forth in Rule 144) of the Company pursuant to paragraph (k) of Rule 144 (or any successor provision) promulgated by the SEC under the Act, (iii) the date as of which all the Securities and Class A common stock issued or issuable upon conversion thereof have

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been transferred pursuant to Rule 144 under the Securities Act (or any similar provision then in force) and (iv) such date as of which all the Securities and the Class A common stock issued or issuable upon conversion thereof have been sold pursuant to the Shelf Registration Statement (in any such case, such period being called the "Shelf Registration Period"). The Company will, subject to
Section 2(d), prepare and file with the SEC such amendments and post-effective amendments to the Shelf Registration Statement as may be necessary to keep the Shelf Registration Statement continuously effective for the Shelf Registration Period; subject to Section 2(d), cause the related Prospectus to be supplemented by any required supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Act; and, comply in all material respects with the provisions of the Act with respect to the disposition of all securities covered by the Shelf Registration Statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such Shelf Registration Statement as so amended or such Prospectus as so supplemented.

         (d) The Company may suspend the use of the Prospectus for a period not to exceed 60 days in any three-month period or for three periods not to exceed an aggregate of 120 days in any twelve-month period (the "Suspension Period") for valid business reasons, to be determined by the Company in its sole reasonable judgment (not including avoidance of the Company's obligations hereunder), including, without limitation, the acquisition or divestiture of assets, public filings with the SEC, pending corporate developments and similar events; provided that the Company promptly thereafter complies with the requirements of Section 3(j) hereof, if applicable; provided, that the existence of a Suspension Period will not prevent the occurrence of a Registration Default or otherwise limit the obligation of the Company to pay Liquidated Damages. The Company shall provide notice to the Holders of a Suspension Period as required under Section 3(c)(1)(iv) hereof.

         (e) If (i) the Shelf Registration Statement is not filed with the SEC on or prior to 180 days after the Closing Date, (ii) the Shelf Registration Statement has not been declared effective by the SEC within 240 days after the Closing Date, or (iii) the Shelf Registration Statement is filed and declared effective but shall thereafter cease to be effective (without being succeeded immediately by a replacement shelf registration statement filed and declared effective) or usable (including as a result of a Suspension Period) for the offer and sale of Transfer Restricted Securities for a period of time (including any Suspension Period) which shall exceed 120 days in the aggregate in any twelve-month period during the period beginning 240 days after the Closing Date and ending on the second anniversary of the Closing Date or, if later, the second anniversary of the last date on which any Securities are issued upon exercise of the Initial Purchasers' over-allotment option (each such event referred to in clauses (i) through (iii), a "Registration Default"), the Company will pay liquidated damages ("Liquidated Damages") to each Holder of Transfer Restricted Securities who has complied with such Holder's obligations under this Agreement. The amount of Liquidated Damages payable during any period in which a Registration Default has occurred and is continuing is the amount which is equal to one-quarter of one percent (25 basis points) per annum per $1,000 principal amount of Securities and $2.50 per annum per 52.7704 shares of Class A common stock (subject to adjustment in the event of a stock split, stock recombination, stock dividend and the like) constituting Transfer Restricted Securities for the first 90 days during which a Registration Default has occurred and is continuing and one-half of one percent (50 basis points) per annum per $1,000 principal amount of Securities and $5.00 per annum per 52.7704 shares of Class A common stock (subject to adjustment as set forth above) constituting Transfer Restricted Securities for any additional days during which a Registration Default has occurred and is continuing (in each case subject to

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further adjustment from time to time in the event of a stock split, stock recombination, stock dividend and the like), it being understood that all calculations pursuant to this and the preceding sentence shall be carried out to five decimals. Following the cure of all Registration Defaults, Liquidated Damages will cease to accrue with respect to such Registration Default. All accrued Liquidated Damages shall be paid by wire transfer of immediately available funds or by federal funds check by the Company on each Damages Payment Date and Liquidated Damages will be calculated on the basis of a 360-day year consisting of twelve 30-day months. In the event that any Liquidated Damages are not paid when due, then to the extent permitted by law, such overdue Liquidated Damages, if any, shall bear interest until paid at the Default Rate, compounded semi-annually. The parties hereto agree that the Liquidated Damages provided for in this Section 2(e) constitute a reasonable estimate of the damages that may be incurred by Holders by reason of a Registration Default.

         (f) All of the Company's obligations (including, without limitation, the obligation to pay Liquidated Damages) set forth in the preceding paragraph which are outstanding or exist with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such security shall have been satisfied in full.

         (g) Immediately upon the occurrence or the termination of a Registration Default, the Company shall give the Trustee, in the case of notice with respect to the Securities, and the transfer and paying agent for the Class A common stock, in the case of notice with respect to Class A common stock issued or issuable upon conversion thereof, notice of such commencement or termination, of the obligation to pay Liquidated Damages with regard to the Securities and Class A common stock and the amount thereof and of the event giving rise to such commencement or termination (such notice to be contained in an Officers' Certificate (as such term is defined in the Indenture)), and prior to receipt of such Officers' Certificate the Trustee and such transfer and paying agent shall be entitled to assume that no such commencement or termination has occurred, as the case may be.

         (h) Until the later of the second anniversary of the Closing Date and the second anniversary of the Settlement Date, the Company will not, and will not permit any Affiliates under the Company's control to, resell any Securities or Class A common stock issuable upon conversion thereof that have been or may be acquired by any of them.

         3. REGISTRATION PROCEDURES. In connection with any Shelf Registration Statement, the following provisions shall apply:

                  (a) The Company shall furnish to you, not less than 5 Business Days prior to the filing thereof with the SEC, a copy of any Shelf Registration Statement, and each amendment thereof (excluding amendments caused by the filing by the Company with the SEC of a report required by the Exchange Act), a copy of any Prospectus, and each amendment or supplement, if any, to the Prospectus included therein and shall use its reasonable best efforts to reflect in each such document, when so filed with the SEC, such comments as Salomon Smith Barney Inc. reasonably may propose. Salomon Smith Barney Inc. shall promptly furnish to the Company any comments it may have to such documents mentioned in the foregoing sentence.

                  (b) The Company shall ensure that (i) any Shelf Registration Statement and any amendment thereto and any Prospectus forming part thereof
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         and any amendment or supplement thereto comply in all material respects with the Act and the rules and regulations thereunder, (ii) any Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any Prospectus forming part of any Shelf Registration Statement, and any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; PROVIDED that the Company makes no representation or agreement with respect to information with respect to you, any Underwriter or any Holder required to be included in any Shelf Registration or Prospectus pursuant to the Act or the rules and regulations thereunder and which information is included therein in reliance upon and in conformity with information furnished to the Company in writing by you, any Underwriter or any such Holder.

                  (c) (1) The Company, as promptly as reasonably practicable, shall advise you and each Holder that has returned a completed and signed Notice and Questionnaire to the Company and, if requested by you or any such Holder, confirm such advice in writing:

                           (i) when a Shelf Registration Statement and any
                  amendment thereto has been filed with the SEC and when the Shelf Registration Statement or any post-effective amendment thereto has become effective;

                           (ii) of any request by the SEC for amendments or
                  supplements to the Shelf Registration Statement or the Prospectus or for additional information;

                           (iii) of the determination by the Company that a
                  post-effective amendment to the Shelf Registration Statement would be appropriate; and

                           (iv) of the commencement or termination of any Suspension Period

         (which advised in the case of clauses 3(a)(ii)-(iv) shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made).

                           (2) The Company shall advise you and each Holder that has returned a completed and signed Notice and Questionnaire to the Company and, if requested by you or any such Holder, confirm such advice in writing:

                           (i) of the issuance by the SEC of any stop order
                  suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for that purpose;

                           (ii) of the receipt by the Company of any
                  notification with respect to the suspension of the qualification of the Securities included in any Shelf Registration Statement for sale in any jurisdiction or the initiation or threat of any proceeding for such purpose; and


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                           (iii) of the suspension of the use of the Prospectus
                  pursuant to Section 2(d) hereof or of the happening of any event that requires the making of any changes in the Shelf Registration Statement or the Prospectus so that, as of such date, the statements therein are not misleading and the Shelf Registration Statement or the Prospectus, as the case may be, does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading

         (which advice shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made).

                  (d) The Company shall use its best efforts to obtain the withdrawal of any order suspending the effectiveness of any Shelf Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Securities for offer or sale in any jurisdiction at the earliest possible time.

                  (e) The Company shall furnish to each Holder of Securities and the Class A common stock issued upon conversion thereof included within the coverage of any Shelf Registration Statement, if the Holder so requests in writing, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules and all materials incorporated therein by reference, and, if the Holder so requests in writing, all exhibits (including those incorporated by reference).

                  (f) The Company shall, during the Shelf Registration Period, deliver to each Holder of Securities or the Class A common stock issued upon conversion thereof included within the coverage of any Shelf Registration Statement, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and, except during the continuance of any Suspension Period, the Company consents during the Shelf Registration Period to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Securities or the Class A common stock issued upon conversion thereof covered by the Prospectus or any amendment or supplement thereto.

                  (g) Prior to any offering of Securities or the Class A common stock issued upon conversion thereof pursuant to any Shelf Registration Statement, the Company shall register or qualify or cooperate with the Holders of Securities and the Class A common stock issued upon conversion thereof included therein and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Securities or Class A common stock for offer and sale, as the case may be, under the securities or blue sky laws of such jurisdictions as any such Holders reasonably request in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Securities and the Class A common stock issued upon conversion thereof covered by such Shelf Registration Statement; PROVIDED, HOWEVER, that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it is not then so qualified or to (B) take

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         any action which would subject it to general service of process in any such jurisdiction where it is not then so subject.

                  (h) The Company shall cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Securities or the Class A common stock issued upon conversion thereof to be sold pursuant to any Shelf Registration Statement free of any restrictive legends and in such denominations and registered in such names as Holders may request prior to sales of Securities or the Class A common stock issued upon conversion thereof pursuant to such Shelf Registration Statement.

                  (i) Subject to the exceptions contained in (A) and (B) of subsection (g) hereof, the Company shall use its best efforts to cause the Securities and Class A common stock issued upon conversion thereof covered by the applicable Shelf Registration Statement to be registered with or approved by such other federal, state and local governmental agencies or authorities, and self-regulatory organizations in the United States as may be necessary to enable the Holders to consummate the disposition of such Securities and Class A common stock issued upon conversion thereof as contemplated by the Shelf Registration Statement; without limitation to the foregoing, the Company shall make all filings and provide all such information as may be required by the National Association of Securities Dealers, Inc. (the "NASD") in connection with the offering under the Shelf Registration Statement of the Securities and Class A common stock issued upon conversion thereof (including, without limitation, such as may be required by NASD Rule 2710 or 2720), and shall cooperate with each Holder in connection with any filings required to be made with the NASD by such Holder in that regard.

                  (j) Upon the occurrence of any event contemplated by paragraph 3(c)(2)(iii) above and subject to Section 3(a) hereof, the Company shall promptly prepare and file with the SEC a post-effective amendment to any Shelf Registration Statement or an amendment or supplement to the related Prospectus or any document incorporated therein by reference or file a document which is incorporated or deemed to be incorporated by reference in such Shelf Registration Statement or Prospectus, as the case may be, so that, as thereafter delivered to purchasers of the Securities or the Class A common stock issued upon conversion thereof included therein, the Shelf Registration Statement and the Prospectus, in each case as then amended or supplemented, will not include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein (in the case of the Prospectus in light of the circumstances under which they were made) not misleading and in the case of a post-effective amendment, cause it to become effective as promptly as practicable; provided that the Company's obligations under this paragraph (j) shall be suspended if the Company has suspended the use of the Prospectus in accordance with Section 2(d) hereof and given notice of such suspension to Holders, it being understood that the Company's obligations under this Subsection (j) shall be automatically reinstated at the end of such Suspension Period.

                  (k) The Company shall use its reasonable best efforts to cause The Depository Trust Company ("DTC") on the first Business Day following the effective date of any Shelf Registration Statement hereunder or as soon as possible thereafter to remove (i) from any existing CUSIP number assigned to the

         Securities any designation indicating that the Securities are "restricted securities", which efforts shall include delivery to DTC of a letter executed by the Company substantially in the form of Exhibit B hereto and (ii) any other stop or restriction on DTC's system with respect to the Securities. In the event the Company is unable to cause DTC to take actions described in the immediately preceding sentence, the Company shall take such actions as Salomon Smith Barney Inc. may reasonably request to provide, as soon as practicable, a CUSIP number for the Securities registered under such Shelf Registration Statement and to cause such CUSIP number to be assigned to such Securities (or to the maximum aggregate principal amount of the Securities to which such number may be assigned). Upon compliance with the foregoing requirements of this Section 3(k), the Company shall provide the Trustee with global certificates for such Securities in a form eligible for deposit with DTC.

                  (l) The Company shall use its best efforts to comply with all applicable rules and regulations of the SEC and shall make generally available to its security holders as soon as practicable but in any event not later than 15 months after (i) the effective date of the applicable Shelf Registration Statement, (ii) the effective date of each post-effective amendment to any Shelf Registration Statement, and
         (iii) the date of each filing by the Company with the SEC of an Annual Report on Form 10-K that is incorporated by reference or deemed to be incorporated by reference in the Shelf Registration Statement, an earnings statement satisfying the provisions of Section 11(a) of the Act and Rule 158 promulgated by the SEC thereunder.

                  (m) The Company shall use its best efforts to cause the Indenture to be qualified under the TIA (as defined in the Indenture) in a timely manner.

                  (n) The Company shall cause all Class A common stock issued or issuable upon conversion of the Securities to be listed on each quotation system or securities exchange on which the Class A common stock is then listed no later than the date the applicable Shelf Registration Statement is declared effective and, in connection therewith, to make such filings as may be required under the Exchange Act and to have such filings declared effective as and when required thereunder.

                  (o) The Company may require each Holder of Securities or the Class A common stock issued upon conversion thereof to be sold pursuant to any Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of such Securities or Class A common stock sought by the Notice and Questionnaire and such additional information as may, from time to time, be required by the Act and the rules and regulations promulgated thereunder, and the obligations of the Company to any Holder hereunder shall be expressly conditioned on the compliance of such Holder with such request.

                  (p) The Company shall, if reasonably requested, use its best efforts to promptly incorporate in a Prospectus supplement or post-effective amendment to a Shelf Registration Statement (i) such information as the Majority Holders provide or, if the Securities or Class A common stock are being sold in an Underwritten Offering, as the Managing Underwriters or the Majority Underwriting Holders reasonably agree should be included therein and provide to the Company in writing for inclusion in the Shelf Registration Statement or Prospectus, and (ii) such information as a Holder may provide from time to time to the Company in writing for inclusion in a Prospectus or any Shelf Registration Statement concerning such Holder and the distribution of such Holder's Securities and Class A common stock and, in either case, shall make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after being notified in writing of the matters to be incorporated in such Prospectus supplement or post-effective amendment, provided that the Company shall not be required to take any action under this Section 3(p) that is not, in the reasonable opinion of counsel for the Company, in compliance with applicable law.

                  (q) The Company shall enter into such customary agreements (including underwriting agreements) and, subject to this Agreement[and the registration rights of certain holders of shares of the Company's capital stock as referenced in the Offering Memorandum], take all other appropriate actions as may be reasonably requested in order to expedite or facilitate the registration or the disposition of the Securities or the Class A common stock issued or issuable upon conversion thereof, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification and contribution provisions and procedures no less favorable than those set forth in
         Section 5 (or such other reasonable and customary provisions and procedures acceptable to the Majority Underwriting Holders and the Managing Underwriters, if any, with respect to all parties to be indemnified pursuant to Section 5). The plan of distribution in the Shelf Registration Statement and the Prospectus included therein shall permit resales of the Securities or Class A common stock issuable upon conversion thereof to be made by selling security holders through underwriters, brokers and dealers, and shall also include such other information as Salomon Smith Barney Inc. may reasonably request.

                  (r) The Company shall (i) make reasonably available for inspection by the Holders of Securities and the Class A common stock issued upon conversion thereof registered or to be registered under a Shelf Registration Statement, any Underwriter participating in any disposition pursuant to such Shelf Registration Statement, and any attorney, accountant or other agent retained by the Holders or any such Underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries as is customary for due diligence examinations in connection with public offerings; (ii) cause the Company's officers, directors and employees to supply all relevant information reasonably requested by the Holders or any such Underwriter, attorney, accountant or agent in connection with any such Shelf Registration Statement as is customary for similar due diligence examinations; PROVIDED, HOWEVER, that any information that is designated in writing by the Company, in its sole discretion, as confidential at the time of delivery of such information shall be kept confidential by the Holders or any such Underwriter, attorney, accountant or agent, unless disclosure thereof is made in connection with a court, administrative or regulatory proceeding or required by law, or such information has become available to the public generally through the Company or through a third party without an accompanying obligation of confidentiality; provided, further, that if the foregoing inspection and information gathering specified in subsections (i) and (ii) would, in the Company's reasonable judgment, disrupt the Company's conduct of business, such inspections and information gathering shall be coordinated on behalf of the Holders and the other parties entitled thereto by one counsel reason ably acceptable to the Company designated by or on behalf of the Majority Holders (or, in the case of an Underwritten Offering, the Majority Underwriting

         Holders and the Managing Underwriters); (iii) make such representations and warranties TO the Underwriters, if any, in form, substance and scope as are customarily made by issuers to Underwriters and covering matters including, but not limited to, those set forth in the Purchase Agreement; (iv) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the Managing Underwriters, if any) addressed to each selling Holder and the Underwriters, if any, covering such matters as are customarily covered in opinions requested in public offerings and such other matters as may be reasonably requested by such Holders and Underwriters; (v) obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Shelf Registration Statement), addressed to each selling Holder of Securities and Class A common stock issued upon conversion thereof registered thereunder (provided such Holder furnishes the accountants with such representations as the accountants customarily require in similar situations) and the Underwriters, if any, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings; and (vi) deliver such documents and certificates as may be reasonably requested by the Majority Holders or, in the case of an Underwritten Offering, the Majority Underwriting Holders, and the Managing Underwriters, if any, including those to evidence compliance with Section 3(j) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. The foregoing actions set forth in clauses
         (iii), (iv), (v) and (vi) of this Section 3(r) shall be performed at
         (A) the effectiveness of such Shelf Registration Statement and each post-effective amendment thereto and (B) each closing under any underwriting or similar agreement as and to the extent required thereunder.

                  (s) Each Holder agrees that, upon receipt of notice of the happening of an event described in Sections 3(c)(1)(ii) through and including 3(c)(1)(iv) and Sections 3(c)(2)(i) through and including 3(c)(2)(iii), each Holder shall forthwith discontinue (and shall cause its agents and representatives to discontinue) disposition of the Securities and the Class A common stock issuable upon conversion thereof and will not resume disposition of such Securities or the Class A common stock until such Holder has received copies of an amended or supplemented Prospectus contemplated by Section 3(j) hereof, or until such Holder is advised in writing by the Company that the use of the Prospectus may be resumed or that the relevant Suspension Period has been terminated, as the case may be, provided that, the foregoing shall not prevent the sale, transfer or other disposition of Securities or Class A common stock issuable upon conversion thereof by a Holder in a transaction which is exempt from, or not subject to, the registration requirements of the Act, so long as such Holder does not and is not required to deliver the applicable Prospectus or Shelf Registration Statement in connection with such sale, transfer or other disposition, as the case may be; and provided, further, that the provisions of this paragraph (s) shall not prevent the occurrence of a Registration Default or otherwise limit the obligation of the Company to pay Liquidated Damages.

                  (t) Anything herein to the contrary notwithstanding, the Company will not be required to pay the costs and expenses of, or to participate in the marketing or "road show" presentations of, more than one Underwritten Offering initiated at the request of the Holders of Securities or shares of Class A common stock issued or issuable upon conversion thereof, or to effect more than one Underwritten Offering at the request of such Holders. The Company will not be required to pay the costs and expenses of, or to participate in the marketing or "road show" presentations of, an Underwritten Offering unless Holders of at least the Minimum Amount
         (as defined below) of Securities or Class A common stock issued or issuable on conversion thereof have requested that such Securities or shares of Class A common stock be included in such an Underwritten Offering. For purposes of this Agreement, the "Minimum Amount" means 25% of the aggregate principal amount of Securities originally issued under the Indenture; provided that, for purposes of computing the Minimum Amount, Holders of Class A common stock issued upon conversion of Securities shall be deemed to be holders of the aggregate principal amount of Securities which were converted into those shares of Class A common stock. Only Holders of Securities or shares of Class A common stock issued or issuable upon conversion thereof which are Transfer Restricted Securities shall be entitled to include such Securities or shares of Class A common stock in an Underwritten Offering and only Transfer Restricted securities shall be included in the computation of the Minimum
         Amount. The Underwritten Offering initiated by Holders as aforesaid shall include both Securities and Class A common stock if so requested by the Holders. Upon receipt by the Company, from Holders of at least the Minimum Amount of Securities or Class A common stock issued or issuable upon conversion thereof, of a request for an Underwritten Offering, the Company will, within 10 days thereafter, mail notice to all Holders of Securities and shares of Class A common stock issued upon conversion thereof stating that: (i) the Company has received a request from the Holders of the requisite amount of Securities or Class A common stock issued or issuable on conversion thereof to effect an Underwritten Offering on behalf of such Holders; (ii) under the terms of this Agreement, all Holders of Securities and shares of Class A common stock issued or issuable upon conversion thereof which are Transfer Restricted Securities may include their Securities and shares of Class A common stock in such Underwritten Offering, subject to the terms and conditions set forth in this Agreement and subject to the right of the Managing
         Underwriters to reduce, in light of market conditions and other similar factors, the aggregate principal amount of Securities and number of shares of Class A common stock included in such Underwritten Offering; (iii) all Holders electing to include
         Securities or shares of Class A common stock in such Underwritten Offering must notify the Company in writing of such election (the "Election"), and setting forth an address and facsimile number to which such written elections may be sent and the deadline (which shall be 12:00 midnight on the 30th calendar day after such notice is mailed to Holders or, if not a Business Day, the next succeeding Business Day (the "Deadline")) by which such elections must be received by the Company; and (iv) setting forth such other instructions as shall be necessary to enable Holders to include their Securities and shares of Class A common stock in such Underwritten Offering. No Holder shall be entitled to participate in an Underwritten Offering unless such Holder notifies the Company of such Election by the Deadline. Notwithstanding anything to the contrary contained herein, if the Managing Underwriters for an Underwritten Offering to be effected pursuant to this Section 3(t) advise the Holders of the Securities and shares of the Class A common stock to be included in such Underwritten Offering that, because of the aggregate principal amount of Securities or number of shares of Class A common stock that such Holders have requested be included in the Underwritten Offering, the success of the offering would likely be materially adversely affected by the inclusion of all of the Securities and shares of Class A common stock requested to be included, then the principal amount of Securities and the number of shares of Class A common stock to be offered for the accounts of Holders shall be reduced pro rata, according to the aggregate principal amount of Securities and number of shares of Class A common stock, respectively, requested for inclusion by each such Holder, to the extent necessary to reduce the size of the offering to the size recommended by the Managing Underwriter. Notwithstanding anything to the contrary contained herein, (i) except as may be required by the terms of the registration rights of certain holders of the Company's capital stock pursuant to agreements referenced in the Offering Memorandum, neither the Company nor any Person, other than a Holder of Securities or shares of Class A common stock issued or issuable upon conversion thereof and only with respect to its Transfer Restricted Securities, shall be entitled to include any securities in the Underwritten Offering and (ii) in connection with any Underwritten Offering, the rights granted under this Agreement shall be subject in all respects to the terms of the registration rights of certain holders of the company's capital stock pursuant to agreements referenced in the Offering Memorandum.

         4. REGISTRATION EXPENSES. The Company shall bear all expenses incurred in connection with the performance of its obligations under Sections 2 and 3 hereof and shall reimburse the Holders for the reasonable fees and disbursements of one firm or counsel designated by the Majority Holders and reasonably acceptable to the Company to act as counsel for the Holders in connection therewith. Notwithstanding the provisions of this Section 4, each Holder shall bear the expenses of any broker's commission, agency fee or underwriter's discount or commission.

         5. INDEMNIFICATION AND CONTRIBUTION.

         (a) (i) The Company agrees to indemnify and hold harmless each Holder of Securities and each Holder of Class A common stock issued upon conversion thereof covered by any Shelf Registration Statement (including the Initial Purchasers), the directors, officers, employees and agents of each such Holder and each person who controls any such Holder within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement as originally filed or in any amendment thereof, or in any preliminary Prospectus or Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon (A) any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any such Holder or any Initial Purchaser specifically for inclusion therein; (B) use of a Shelf Registration Statement or the related Prospectus during a period when a stop order has been issued in respect of such Shelf Registration Statement or any proceedings for that purpose have been initiated or use of a Prospectus when use of such Prospectus has been suspended pursuant to Section 2(d) or 3(s), PROVIDED, in each case, that the Company shall have timely advised such Holder, in accordance with Section 3(c) of this Agreement, of such stop order, initiation of proceedings or suspension; or (C) if the Holder fails to deliver a Prospectus as then amended or supplemented, PROVIDED that the Company shall have timely delivered to such Holder such Prospectus, as then amended or supplemented. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                  (ii) The Company also agrees to indemnify and to contribute to Losses, as provided in Section 5(d), of any Underwriters of Securities or Class A common stock issued upon conversion thereof registered under a Shelf Registration Statement, their officers and directors and each person who controls any such Underwriter within the meaning of either the Act or the Exchange Act on substantially the same basis as that of the indemnification of the Initial Purchasers and the selling Holders provided in this Section 5(a) and shall, if requested by any Holder, enter into an underwriting agreement reflecting such agreement, as provided in Section 3(q) hereof. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

         (b) Each Holder of Securities or Class A common stock issued upon conversion thereof covered by a Shelf Registration Statement (including the Initial Purchasers) severally and not jointly agrees to indemnify and hold harmless (i) the Company, (ii) each of its directors, (iii) each of its officers who signs such Shelf Registration Statement and (iv) each person who controls the Company within the meaning of either the Act or the Exchange Act to the same extent as the foregoing indemnity from the Company to each such Holder, but only with reference to written information relating to such Holder furnished to the Company by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any such Holder may otherwise have.

         (c) Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 5, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses; and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); PROVIDED, HOWEVER, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel (and local counsel) if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest;
(ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability arising out of such claim, action, suit or proceeding.

         (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 5 is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall have an obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses"), as incurred, to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the Initial Placement and the Shelf Registration Statement which resulted in such Losses; PROVIDED, HOWEVER, that in no case shall the Initial Purchasers be responsible, in the aggregate, for any amount in excess of the purchase discount or commission applicable to the Securities, as set forth in the Offering Memorandum, nor shall any Underwriter be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities and Class A common stock issued upon conversion thereof purchased by such Underwriter under the Shelf Registration Statement which resulted in such Losses. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the sum of (x) the total net proceeds from the Initial Placement (before deducting expenses) as set forth in the Offering Memorandum and (y) the total amount of Liquidated Damages that the Company was not required to pay as a result of registering the Securities and Class A common stock issued upon conversion thereof covered by the Shelf Registration Statement which resulted in such Losses. Benefits received by the Initial Purchasers shall be deemed to be equal to the total purchase discounts and commissions as set forth on the cover page of the Offering Memorandum, and benefits received by any other Holders shall be deemed to be equal to the value of receiving Securities or the Class A common stock issuable upon conversion thereof registered under the Act. Benefits received by any Underwriter shall be deemed to be equal to the total underwriting discounts and commissions, as set forth on the cover page of the Prospectus forming a part of the Shelf Registration Statement (or the applicable Prospectus supplement) which resulted in such Losses. Relative fault shall be determined by reference to whether any untrue statement or omission or alleged untrue statement or omission relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section
5, each person who controls a Holder within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of such Holder shall have the same rights to contribution as such Holder, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Shelf Registration Statement and each director of the Company shall have the same rights to contribution as the Company, and each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each officer and director of each Underwriter shall have the same rights to contribution as such Underwriter, subject in each case to the applicable terms and conditions of this paragraph (d).

         (e) The provisions of this Section 5 will remain in full force and effect, regardless of any investigation made by or on behalf of any Holder, any Underwriter or the Company or any of the officers, directors or controlling persons referred to in Section 5 hereof, and will survive the sale by a Holder of Securities or shares of Class A common stock covered by a Shelf Registration Statement.

         6. MISCELLANEOUS.

         (a) NO INCONSISTENT AGREEMENTS. The Company has not, as of the date hereof, entered into nor shall it, on or after the date hereof, enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

         (b) AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Majority Holders; PROVIDED that with respect to any matter that directly or indirectly affects the rights of the Initial Purchasers hereunder, the Company shall obtain the written consent of each of the Initial Purchasers against which such amendment, qualification, supplement, waiver or consent is to be effective. Notwithstanding the foregoing (except the foregoing proviso), a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Securities or Class A common stock are being sold pursuant to a Shelf Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by the Majority Holders, determined on the basis of Securities or Class A common stock issued upon conversion thereof being sold rather than registered under such Shelf Registration Statement.

         (c) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telecopier, or air courier guaranteeing overnight delivery:

                  (1) if to you, initially at the address set forth in the Purchase Agreement;

                  (2) if to any other Holder, at the most current address given by such Holder to the Company in accordance with the provisions of this
         Section 6(c), which address initially is, with respect to each Holder, the address of such Holder maintained by the Registrar under the Indenture or, in the case of Class A common stock, the address maintained by the registrar of the Class A common stock, with a copy in like manner to Salomon Smith Barney Inc.; and

                  (3) if to the Company, initially at its address set forth in the Purchase Agreement.

         All such notices and communications shall be deemed to have been duly given when received, if delivered by hand or air courier, and when sent, if sent by first-class mail or telecopier.

         The Initial Purchasers or the Company by notice to the other may designate additional or different addresses for subsequent notices or communications.

         (d) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without the need for an express assignment or any consent by the Company thereto, subsequent Holders. The Company hereby agrees to extend the benefits of this Agreement to any Holder and Underwriter and any such Holder and Underwriter may specifically enforce the provisions of this Agreement as if an original party hereto. In the event that any other person shall succeed to the Company under the Indenture as provided in Article VII thereof, then such successor shall enter into an agreement, in form and substance reasonably satisfactory to the Initial Purchasers, whereby such successor shall assume all of the Company's obligations under this Agreement.

         (e) COUNTERPARTS. This agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (f) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (g) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SAID STATE, WITHOUT REGARD, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO THE CONFLICTS OF LAW RULES THEREOF.

         (h) SEVERABILITY. In the event that any one of more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

         (i) SECURITIES HELD BY THE COMPANY, ETC. Whenever the consent or approval of Holders of a specified percentage of principal amount of Securities or the Class A common stock issuable upon conversion thereof is required hereunder, Securities or the Class A common stock issued upon conversion thereof held by the Company or its Affiliates (other than subsequent Holders of Securities or the Class A common stock issued upon conversion thereof if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

         Please confirm that the foregoing correctly sets forth the agreement between the Company and you.

                                                     Very truly yours,

                                                     MAIL.COM, INC.

                                                      /s/ DAVID AMBROSIA
                                                     ---------------------------
                                                     Name:  David Ambrosia
                                                     Title: Executive Vice
                                                            Presidend and
                                                            General Counsel

The foregoing Agreement is hereby
confirmed and accepted as of the date first above written.

SALOMON SMITH BARNEY INC.
PAINEWEBBER INCORPORATED
SG COWEN SECURITIES CORPORATION
SANDS BROTHERS & CO., LTD.
As representatives of the Initial Purchasers named in Schedule I to the Purchase
Agreement.

BY:      SALOMON SMITH BARNEY INC.

By /s/ ALAN RIFKIN
  ---------------------------------
     Name:  Alan Rifkin
     Title: Vice President

                                                                       EXHIBIT A

                                 Mail.com, Inc.

                        Notice of Registration Statement

                                       and

                      Selling Securityholder Questionnaire

         Reference is hereby made to the Registration Agreement (the "Registration Agreement") between Mail.com, Inc., a Delaware corporation (the "Company"), and the Initial Purchasers named therein. Pursuant to the Registration Agreement, the Company has filed or will file with the United States Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (the "Shelf Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of the Company's 7.00% Convertible Subordinated Notes due 2005 (the "Securities"), and the shares of the Company's Class A common stock, par value $.01 per share (the "Class A common stock"), issuable upon conversion thereof. A copy of the Registration Agreement is attached hereto. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Agreement.

         Each holder and beneficial owner of Transfer Restricted Securities is entitled to have its Transfer Restricted Securities included in the Shelf Registration Statement. In order to have Transfer Restricted Securities included in the Shelf Registration Statement, this Notice of Registration Statement and Selling Securityholder Questionnaire ("Notice and Questionnaire") must be completed, executed and delivered to the Company's counsel at the following address, for receipt ON OR BEFORE [DEADLINE FOR RESPONSE]: [NAME AND ADDRESS OF COUNSEL]. Holders or beneficial owners of Transfer Restricted Securities who do not complete, execute and return this Notice and Questionnaire by such date (i) will not be named as selling securityholders in the Shelf Registration Statement and (ii) may not use the Prospectus forming a part thereof for resales of Transfer Restricted Securities, subject, however, to the Company's obligations under Section 2(b)(2) of the Registration Agreement.

         Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and related Prospectus. Accordingly, holders and beneficial owners of Transfer Restricted Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and related Prospectus.

                                    ELECTION

         The undersigned (the "Selling Securityholder") hereby elects to include in the Shelf Registration Statement the Transfer Restricted Securities held or beneficially owned by it and listed below in Item (3)(b). The undersigned, by signing and returning this

Notice and Questionnaire, agrees to be bound with respect to such Transfer Restricted Securities by the terms and conditions of this Notice and Questionnaire and the Registration Agreement, including, without limitation, the indemnification set forth in Section 5 of the Registration Agreement, as if the undersigned Selling Securityholder were an original party thereto.

QUESTIONNAIRE

(1)      (a)      Full legal name of Selling Securityholder:

         (b) Full legal name of registered holder (if not the same as in (a) above) of Transfer Restricted Securities listed in (3) below (if the Transfer Restricted Securities are held through a broker-dealer or other third party and, as a result, you do not know the legal name of the registered holder, please complete Item (1)(c) below):

         (c) Full legal name of broker-dealer or other third party through which Transfer Restricted Securities listed in (3) below are held:

(2) Address for notices to Selling Securityholder:



Telephone:
Fax:
Contact Person:

(3)      Beneficial ownership of Transfer Restricted Securities.

         EXCEPT AS SET FORTH BELOW IN THIS ITEM (3), THE UNDERSIGNED DOES NOT BENEFICIALLY OWN ANY SECURITIES OR SHARES OF CLASS A COMMON STOCK WHICH CONSTITUTE TRANSFER RESTRICTED SECURITIES.

         (a) Principal amount of Securities constituting Transfer Restricted Securities beneficially owned:

         Number of shares of Class A common stock, if any, constituting Transfer Restricted Securities (include only shares of Class A common stock which have actually been issued, not shares issuable upon future conversion of Securities):

         The undersigned also may be deemed to beneficially own such number of shares of Class A common stock as may be issued from time to time upon conversion of the Securities listed in Item (3)(a) above.

         (b) Principal amount of Securities and number of shares of outstanding Class A common stock constituting Transfer Restricted Securities which the undersigned wishes to be included in the Shelf Registration Statement:

         Unless otherwise indicated in the space provided below, all Securities, all shares of Class A common stock listed in response to Item (3)(a) above, and all shares of Class A common stock issuable upon conversion of the Securities listed in response to Item (3)(b)above, will be included in the Shelf Registration Statement. If the undersigned does not wish all such Securities or shares of Class A common stock to be so included, please indicate below the number of such shares to be included:

(4)      Beneficial ownership of other securities of the Company:

         EXCEPT AS SET FORTH BELOW IN THIS ITEM (4), THE UNDERSIGNED SELLING SECURITYHOLDER IS NOT THE BENEFICIAL OR REGISTERED OWNER OF ANY SHARES OF CLASS A COMMON STOCK OR ANY OTHER SECURITIES OF THE COMPANY, OTHER THAN SECURITIES AND SHARES OF CLASS A COMMON STOCK LISTED ABOVE IN ITEM (3).

         State any exceptions here:



(5)      Relationships with the Company:

         EXCEPT AS SET FORTH BELOW, NEITHER THE SELLING SECURITYHOLDER NOR ANY OF ITS OFFICERS, DIRECTORS OR 5% OR GREATER STOCKHOLDERS HAS HELD ANY POSITION OR OFFICE OR HAS HAD ANY OTHER MATERIAL RELATIONSHIP WITH THE COMPANY (OR ITS PREDECESSORS OR AFFILIATES)DURING THE PAST THREE YEARS.

         State any exceptions here:



(6)      Plan of Distribution:

         EXCEPT AS SET FORTH BELOW, THE UNDERSIGNED SELLING SECURITYHOLDER INTENDS TO DISTRIBUTE THE TRANSFER RESTRICTED SECURITIES LISTED ABOVE IN ITEM
(3) ONLY AS FOLLOWS (IF AT ALL): SUCH TRANSFER RESTRICTED SECURITIES MAY BE SOLD FROM TIME TO TIME BY THE UNDERSIGNED SELLING SECURITYHOLDER (i) TO OR THROUGH UNDERWRITERS, BROKERS OR DEALERS; (ii) DIRECTLY TO ONE OR MORE OTHER PURCHASERS;
(iii) THROUGH AGENTS ON A BEST-EFFORTS BASIS OR OTHERWISE; OR (iv) THROUGH A COMBINATION OF ANY SUCH METHODS OF SALE. SUCH TRANSFER RESTRICTED SECURITIES MAY BE SOLD FROM TIME TO TIME IN ONE OR MORE TRANSACTIONS AT A FIXED PRICE OR PRICES, WHICH MAY BE CHANGED, AT MARKET PRICES PREVAILING AT THE TIME OF SALE, AT PRICES RELATED TO SUCH PREVAILING MARKET PRICES, AT VARYING PRICES DETERMINED AT THE TIME OF SALE, OR AT NEGOTIATED PRICES. SUCH SALES MAY BE EFFECTED IN TRANSACTIONS (WHICH MAY INVOLVE CROSSES OR BLOCK TRANSACTIONS) (i) ON ANY NATIONAL SECURITIES EXCHANGE OR QUOTATION SERVICE ON WHICH THE TRANSFER RESTRICTED SECURITIES MAY BE LISTED OR QUOTED AT THE TIME OF SALE, (ii) IN THE OVER-THE-COUNTER MARKET, (iii) IN TRANSACTIONS OTHERWISE THAN ON SUCH EXCHANGES OR SERVICES OR IN THE OVER-THE-COUNTER MARKET, OR (iv) THROUGH THE WRITING OF OPTIONS. IN CONNECTION WITH SALES OF THE TRANSFER RESTRICTED SECURITIES OR OTHERWISE, THE SELLING SECURITYHOLDER MAY ENTER INTO HEDGING TRANSACTIONS WITH BROKERS-DEALERS OR OTHERS, WHICH MAY IN TURN ENGAGE IN SHORT SALES OF THE TRANSFER RESTRICTED SECURITIES IN THE COURSE OF HEDGING THE POSITIONS THEY ASSUME. THE SELLING SECURITYHOLDER MAY ALSO SELL TRANSFER RESTRICTED SECURITIES SHORT AND DELIVER TRANSFER RESTRICTED SECURITIES TO CLOSE OUT SUCH SHORT POSITIONS, OR LOAN OR PLEDGE TRANSFER RESTRICTED SECURITIES TO BROKERS-DEALERS OR OTHERS THAT IN TURN MAY SELL SUCH SECURITIES. THE SELLING SECURITYHOLDER MAY PLEDGE OR GRANT A SECURITY INTEREST IN SOME OR ALL OF THE TRANSFER RESTRICTED SECURITIES OWNED BY IT AND, IF IT DEFAULTS IN THE PERFORMANCE OF ITS SECURED OBLIGATIONS, THE PLEDGEES OR SECURED PARTIES MAY OFFER AND SELL THE TRANSFER RESTRICTED SECURITIES FROM TIME TO TIME

PURSUANT TO THE PROSPECTUS. THE SELLING SECURITYHOLDER ALSO MAY TRANSFER AND DONATE SHARES IN OTHER CIRCUMSTANCES IN WHICH CASE THE TRANSFEREES, DONEES, PLEDGEES OR OTHER SUCCESSORS IN INTEREST WILL BE THE SELLING STOCKHOLDERS FOR PURPOSES OF THE PROSPECTUS. THE SELLING SECURITYHOLDER MAY SELL SHORT THE CLASS A COMMON STOCK AND MAY DELIVER THE PROSPECTUS IN CONNECTION WITH SUCH SHORT SALES AND USE THE SHARES COVERED BY THE PROSPECTUS TO COVER SUCH SHORT SALES.

         State any exceptions here:



         By signing below, the Selling Securityholder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, particularly Regulation M and the prospectus delivery requirements under the Securities Act.

         In the event that the Selling Securityholder transfers all or any portion of the Transfer Restricted Securities listed in Item (3) above after the date on which such information is provided to the Company (other than a transaction as a result of which such securities shall no longer be Transfer Restricted Securities), the Selling Securityholder agrees to notify the transferees at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Registration Agreement.

         By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Shelf Registration Statement and related Prospectus. The Selling Securityholder understands that such information will be relied upon by the Company in connection with the preparation of the Shelf Registration Statement and related Prospectus.

         The Selling Securityholder agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains in effect. All notices hereunder and pursuant to the Registration Agreement shall be made in writing, by hand-delivery, first-class mail, or air courier guaranteeing overnight delivery as follows:

                  Mail.com, Inc.
                  11 Broadway
                  New York, New York 10004
                  Attention:  Chief Financial Officer

         Once this Notice and Questionnaire is executed by the Selling Securityholder and received by the Company, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Company and the Selling Securityholder (with respect to the Transfer Restricted Securities beneficially owned by such Selling Securityholder and listed in Item
(3)(b) above). This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

         IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:

                                                     Selling Securityholder
                                                     (Print/type full legal name
                                                     of beneficial owner of
                                                     Transfer Restricted
                                                     Securities).

                                                     By:
                                                        ------------------------
                                                             Name:
                                                             Title:

                                                                       EXHIBIT B

                   FORM OF LETTER TO BE PROVIDED BY ISSUER TO

                          THE DEPOSITORY TRUST COMPANY

The Depository Trust Company
7 Hanover Square, 23rd Floor
New York, NY  10004

         Re: 7% Convertible Subordinated Notes due 2005 (the "Securities") of Mail.com, Inc.

Ladies and Gentlemen:

         Please be advised that the Securities and Exchange Commission has declared effective a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, with regard to all of the Securities referenced above. Accordingly, there is no longer any restriction as to whom such Securities may be sold and any restrictions on the CUSIP designation are no longer appropriate and may be removed. I understand that upon receipt of this letter, DTC will remove any stop or restriction on its system with respect to this issue.

         As always, please do not hesitate to call if we can of further assistance.

                                                     Very truly yours,

                                                     By:
                                                        ------------------------
                                                             Authorized Officer


                                       B-1